Exhibit 10.6

SECOND AMENDMENT TO

ACCESS MIDSTREAM

LONG-TERM INCENTIVE PLAN

THIS SECOND AMENDMENT TO ACCESS MIDSTREAM LONG-TERM INCENTIVE PLAN (this “Second Amendment”) is made and adopted by the Board of Directors (“Board”) of WPZ GP LLC, a Delaware limited liability company (“General Partner”), effective as of February 2, 2015 (“Effective Date”). All capitalized terms used but not otherwise defined in this Second Amendment will have the respective meanings given to such terms in the Plan (as defined below).

RECITALS

WHEREAS, the General Partner maintains the Access Midstream Long-Term Incentive Plan (as amended from time to time, the “Plan”);

WHEREAS, pursuant to Section 7(a) of the Plan, the Board may amend the Plan from time to time; and

WHEREAS, the General Partner desires to amend the Plan as set forth in this Second Amendment.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as set forth in this Second Amendment, effective as of the Effective Date:

AMENDMENT

1.	References to the “Company” in the Plan are hereby amended to refer to The Williams Companies, Inc., a Delaware corporation.
2.	References to the “General Partner” in the Plan are hereby amended to refer to WPZ GP LLC, a Delaware limited liability company.
3.	References to the “Partnership” in the Plan are hereby amended to refer to Williams Partners L.P., a Delaware limited partnership.
4.	The Plan is hereby renamed the “Williams Partners Long-Term Incentive Plan”.
5.	This Second Amendment will be and is hereby incorporated into and forms a part of the Plan.
6.	Except as expressly provided herein, all terms and conditions of the Plan will remain in full force and effect.

I hereby certify that the foregoing Second Amendment was duly adopted by the Board of Directors of WPZ GP LLC on February 2, 2015.

Executed on this 2nd day of February, 2015.

By:	/s/ William H. Gault
Printed Name:	William H. Gault
Title:	Assistant Secretary